Exhibit 24

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Andrew H. Card, Jr., a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Andrew H. Card, Jr.
Andrew H. Card, Jr.

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Erroll B. Davis, Jr., a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Erroll B. Davis, Jr.
Erroll B. Davis, Jr.

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Thomas J. Donohue
Thomas J. Donohue

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Archie W. Dunham
Archie W. Dunham

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Judith Richards Hope
Judith Richards Hope

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Charles C. Krulak, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young. Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Charles C. Krulak
Charles C. Krulak

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Michael R. McCarthy, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Michael R. McCarthy
Michael R. McCarthy

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Michael W. McConnell, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Michael W. McConnell
Michael W. McConnell

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas F. McLarty III, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Thomas F. McLarty III
Thomas F. McLarty III

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Steven R. Rogel, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint James R. Young, Barbara W. Schaefer and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Deferred Compensation Plan (409A Non-Grandfathered Component) of Union Pacific Corporation and the Supplemental Thrift Plan (409A Non-Grandfathered Component) of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of November 20, 2008.

/s/ Steven R. Rogel
Steven R. Rogel